Exhibit 99.1
Purchasing Power Holdings, LLC
1349 West Peachtree Street NW #1100
Atlanta, Georgia 30309

Report of Independent Accountants on Applying
Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Purchasing Power Holdings, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Underwriter”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of Purchasing Power Funding 2018-A, LLC (the “Transaction”). The Company is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 250 assets. The Specified Parties requested that we randomly select a sample of 250 assets from a preliminary asset pool (the “Preliminary Asset Pool”) and perform the agreed upon procedures on these 250 assets. The Specified Parties represent that 196 of these 250 sample assets selected will be included in the statistical asset pool (the “Statistical Pool”) that will be disclosed within the Offering Memorandum for the Transaction.  The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018
We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we performed agreed-upon procedures with respect to certain information related to a pool of consumer installment contract receivables (the “Receivables”).  Our procedures were performed over a sample selected from the Preliminary Asset Pool, which may differ from the Receivables contained in the Transaction.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•
The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•	The “Statistical Cut-off Date” is December 31, 2017.

•
The phrase “Data Tape” refers to a detailed listing of Receivables provided to us by the Company on January 28, 2017 in an excel document titled “Total Portfolio Report 12.31.2017 FINAL with 6 mos tenure and 1st payment v4.xlsx” which management of the Company has represented as containing all Receivables in the Transaction pertaining to the Statistical Pool, as of the Statistical Cut-off Date.

•	The phrase “Preliminary Receivables List”, refers to a listing of Receivables provided to us by the Company on January 22, 2018, which was utilized to select our sample.

•
The phrase “Sample Receivables” refers to a sample of 250 Receivables, randomly selected by PricewaterhouseCoopers LLP from the Preliminary Receivables List provided by the Issuer. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape based on the sample size and results of the procedures performed.

•	The phrase “Order Packet” refers to the following contract files or documentation provided by the Company on January 26, 2018 related to the Sample Receivables:
o	Retail Installment Sales Contract
o	Federal Truth-In-Lending Disclosure

•
The phrase “AR Statement” refers to the account receivables statement from the Company’s Oracle ERP system, provided by the Company on January 26, 2017, showing current account balance and payment history for each customer.

•
The phrase “Account Summary Screenshots” refers to screenshots from the Company’s contract management system in the Oracle database, provided by the Company on January 26, 2018, showing the details of the Customer’s order.

•
The phrase “Customer Payment Summary Screenshots” refers to screenshots from the Company’s online customer facing account statement, provided by the Company on January 26, 2018, showing a summary of payments made by the Customer.

•
The phrase “Contract Summary Screenshots” refers to screenshots from the Company’s contract management system in the Oracle database, provided by the Company on February 5, 2018, showing a summary of contracts outstanding with the Customer.

•	The phrase “Oracle Payment Screenshots” refers to screenshots from the Company’s Oracle ERP system, provided by the Company on February 5, 2018, showing a summary of customer payments posted.

•	The phrase “Customer Order History Screenshots” refers to screenshots from the Company’s Hybris system, provided by the Company on February 5, 2018, showing customer order details.

•	The phrase “Customer Eligibility Screenshots” refers to screenshots from the Company’s Hybris system, provided by the Company on February 5, 2018 showing customer eligibility information.

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018
•
The phrase “Salary Screenshots” refers to a query from the Equifax Verification System Database, provided by the Company on January 30, 2018, showing the annual salary of the Sample Receivable obligor as of January 30, 2018.

•
The phrase “Secondary Salary Screenshots” refers to a query from the Equifax Verification System Database, provided by the Company on February 6, 2018 and February 7, 2018, showing the annual salary of the Sample Receivable obligor as of December 31, 2017.

•	The phrase “Obligor Paystubs” refers to Obligor payroll statements with the annual salary of the Sample Receivable obligor, provided by the Company on January 30, 2018.

•
The phrase “Employer Provided Salary Screenshots” refers to screenshots from the Company’s customer eligibility system, provided by the Company on February 6, 2018 and February 7, 2018, showing the annual salary of the Sample Receivable obligor, as provided to the Company by the customer’s employer.

•
The phrase “Employer Rating File” refers to a listing of all historical employer ratings and applicable rating time periods, provided by the Company on January 29, 2017, in an excel document titled “Client Rating at Origination.csv”.

•	The phrase “Employer Mapping File” refers to a listing of all employer names by Client ID, provided by the Company on January 17, 2017, in an excel document titled “Client ID and Name.xlsx”.

•
The phrase “Employer Name Variation File” refers to a listing of name variations for the employer name identified in the Retail Installment Sales Contract, which were represented by the Company as equivalent name variations in an email dated February 4, 2018.

•
The phrase “Salary Calculation File” refers to a listing of calculations provided by the Company required to calculate annual employee salaries from Obligor Paystubs, which were provided by the Company in an email dated February 9, 2018.

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018
We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We will apply the following procedures to the Data Tape for each Sample Receivable:

1)
For each Sample Receivable, we will compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Data Tape, to the Company provided source documents listed in the table below.  Exceptions have been listed in Exhibit A:

Specified Attribute	Data Tape Field	Source Documents
Order ID	Contract
“Order ID” on the Retail Installment Sales Contract in the Order Packet

Per the Company’s instruction, if the Order ID listed in the Data Tape did not agree to the Order ID on the Retail Installment Sales Contract, we obtained the Customer Order History Screenshots. Based on the Customer Order History Screenshots, if the Order ID listed in the Data Tape was identified as a “replacement order” for the Order ID listed in the Retail Installment Sales Contract, no exception was noted.

Payment Amount	Payment Amount	“Amount of Each Payment” on the Federal Truth-In-Lending disclosure in the Order Packet
Payment Frequency	PayFreq
“When Payments are Due” on the Federal Truth-In-Lending disclosure in the Order Packet
Per the Company’s instruction, in performing this procedure, “semi-monthly” contracts are equivalent to “bi-weekly.”
In addition, the following phrases were assumed to be in agreement:
•    “WEEKLYZEROSALARY” is assumed to be in agreement with “weekly”
•    “SEMI-MONTHLY-20”, “SEMIMONTHLY”, “BIWEEKLYSKIP3RD”, “NONSTANDARDBIWEEKLY”, and “BI-WEEKLY-SKIP-3RD” are assumed to be in agreement with “bi-weekly”
•    “MONTHLYDEFAULT” is assumed to be in agreement with “monthly”

Number of Payments	NumPmts	The “Number of Payments” on the Federal Truth-In-Lending disclosure in the Order Packet
Purchase Amount	Original Balance	“Total Sales Price” on the Federal Truth-In-Lending disclosure in the Order Packet Per the Company’s instruction, a $1 difference threshold was applied in performing this procedure.
Employee Salary	Annual Salary
One of the following source documents was provided for each of the Sample Receivables:
•    Salary Screenshots,
•    Employer Provided Salary Screenshots, or
•    Obligor Paystubs

Per the Company’s instruction, if multiple salaries were observed on the Salary Screenshots, the most recent annual salary prior to the Statistical Cut-Off Date was used.

Per the Company’s instruction, the Salary Calculation File was used to annualize the salaries provided on the Obligor Paystubs.

Per the Company’s instruction, a $5 difference threshold was applied in performing this procedure.

Geographic Location	State	State on the “Billing Address” section of the Retail Installment Sales Contract in the Order Packet

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018
For the Specified Attribute Payment Amount, we identified the exceptions disclosed in Exhibit A as Items 1 - 9.  At the direction of the Company, for Items 1-9, we compared the Payment Amount listed in the Data Tape to the “Payment Amount” on the AR Statement, without exception.

For the Specified Attribute Payment Frequency, we identified the exception disclosed in Exhibit A as Item 10.  At the direction of the Company, for Item 10, we compared the Payment Frequency listed in the Data Tape to the Customer Eligibility Screenshot, without exception.

For the Specified Attribute Number of Payments, we identified the exceptions disclosed in Exhibit A as Items 11 – 12.  At the direction of the Company, for Items 11 and 12, we compared the Number of Payments listed in the Data Tape to the “Number of Invoices” on the AR Statement, without exception.

For the Specified Attribute Purchase Amount, we identified the exceptions disclosed in Exhibit A as Items 13 – 18.  At the direction of the Company, for Items 13 - 18, we compared the Original Balance listed in the Data Tape to the “Contract Amount” on the AR Statement, without exception.

For the Specified Attribute State, we identified the exceptions disclosed in Exhibit A as Items 19 - 21.

For the Specified Attribute Employee Salary, we identified the exceptions disclosed in Exhibit A as Items 22 - 62. At the direction of the Company, for Items 22 – 43, we compared the Annual Salary listed in the Data Tape to the “Employer Provided Salary Screenshots,” without exception. At the direction of the Company, for Items 44 – 52, we compared the Annual Salary listed in the Data Tape to the “Secondary Salary Screenshots” on the Employer, without exception.

2)
For each Sample Receivable, we observed that the Employee Salary listed in the “Annual Salary” column of the Data Tape is greater than or equal to the “salary eligibility requirement amount” set forth in the Retail Installment Sales Contract.

Per the Company’s instruction, if the “ClientID” listed in the Data Tape is 2302, the procedure is not applicable.

With respect to procedure 2, we identified the exception disclosed in Exhibit A as Item 63.

3)	For each Sample Receivable, we recalculated and agreed the Original Term to the “PmtTerm” in the Data Tape for each Sample Receivable using the following methodology as provided by the Company:

a.	If Payment Frequency is bi-weekly or semi-monthly, Original Term is equal to Number of Payments divided by 2 and rounded to the nearest 6 month interval

b.	If Payment Frequency is monthly, Original Term is equal to Number of Payments rounded to the nearest 6 month interval

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018

c.	If Payment Frequency is weekly, Original Term is equal to Number of Payments divided by 4 and rounded to the nearest 6 month interval

With respect to procedure 3, there were no exceptions.

4)
For each Sample Receivable, utilizing the “ClientID” from the Data Tape, we compared and agreed the corresponding Employer Rating from the Employer Rating File to the “Client Grade At Orig” field contained in the Data Tape.

Per instruction of the Company, the following methodology was applied in performing this procedures:

•
If there were multiple ratings contained in the Employer Rating File, the rating that was in effect at origination of the Receivables was utilized based on the “Origination Date” field in the Data Tape and the “Start” and “End” fields in the Employer Rating File.

•
If there was a change in rating on the date a Receivable was originated based on the “Origination Date” field in the Data Tape and the “Start” and “End” fields in the Employer Rating File, the lower of the two ratings was utilized.

With respect to procedure 4, there were no exceptions.

5)	For each Sample Receivable, utilizing the Employee Mapping File and the Employer Name Variation File, we compared and agreed the

Employer Name from the “Employer” field on the Retail Installment Sales Contract to the “ClientID” listed in the Data Tape.

With respect to procedure 5, there were no exceptions.

6)	For each Sample Receivable, we performed the following procedures over the Outstanding Principal Balance contained in the “OPB” column within the Data Tape:

a.	We obtained the outstanding principal balance from the AR Account Statement (“AR Statement Balance”).

b.
We calculated the sum of payments remitted and credits received after the Cut-off Date through the date of the AR Account Statement, utilizing the information obtained from the Account Summary Screenshots and the Contract Summary Screenshots, as applicable (“Credits Received after Cut-Off”).

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018

As instructed by the Company, if the Account Summary Screenshots did not display the Sample Loan ID, we utilized the Customer Payment Summary Screenshots and the Oracle Payment Screenshots to identify any customer payments remitted after the Cut-off Date.

c.	We observed the balance of any items shipped after the Cut-Off Date utilizing the Oracle Payment Screenshots (“Unshipped Balance”).

d.
We recalculated the Cut-off Date Balance and agreed this amount to the OPB listed within the Data Tape, utilizing the results from procedures a - c above and the following formula provided by the Company:

Cut-off Date Balance = AR Statement Balance + Credits Received after Cut-off – Unshipped Balance

Per the Company’s instruction, a $1 difference threshold was applied in performing this procedure.

With respect to procedure 6, we identified the exception disclosed in Exhibit A as Item 64.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Receivables and/or the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

February 9, 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018

Exhibit A

Item #	Order ID	Data Tape Field	Data Tape Value	Loan File Value
1	15506048	Payment Amount	29.68	29.52
2	15308576	Payment Amount	84.93	63.7
3	16457107	Payment Amount	32.63	65.26
4	18388127	Payment Amount	95.52	118.55
5	15086712	Payment Amount	21.77	32.68
6	18783978	Payment Amount	57.43	103.88
7	17737144	Payment Amount	4.38	15.41
8	16096599	Payment Amount	3.3	27.95
9	15365532	Payment Amount	13.19	14.97
10	15506048	PayFreq	WEEKLY	Bi-Weekly
11	15308576	NumPmts	18	24
12	16457107	NumPmts	26	13
13	18388127	Purchase Amount	2,483.35	3,082.28
14	15086712	Purchase Amount	566.02	849.68
15	18783978	Purchase Amount	1,493.11	2,700.73
16	17737144	Purchase Amount	113.75	400.64
17	16096599	Purchase Amount	42.8	363.31
18	15365532	Purchase Amount	685.69	778.19
19	16060564	State	NC	VA
20	14780105	State	NJ	PA
21	15621163	State	WV	MD
22	16104568	Salary	40,580.54	40,844.05
23	14780105	Salary	35,698.04	36,041.42
24	14736655	Salary	34,985.60	35,443.20
25	18541919	Salary	26,790.40	27,331.20
26	18667241	Salary	34,569.60	35,172.80
27	14553557	Salary	47,476.00	48,188.00
28	18764315	Salary	34,944.00	35,776.00
29	18751459	Salary	39,000.00	40,065.82
30	15971211	Salary	39,520.00	40,664.00
31	18704105	Salary	49,200.00	50,661.00
32	17594512	Salary	33,280.00	35,152.00
33	16606221	Salary	28,814.50	31,688.80
34	16096599	Salary	36,816.00	40,060.80

Report of Independent Accountants on Applying Agreed-Upon Procedures Purchasing Power Funding 2018-A, LLC February 9, 2018
Item #	Order ID	Data Tape Field	Data Tape Value	Loan File Value
35	18851187	Salary	59,999.99	69,999.99
36	18686727	Salary	37,548.66	48,734.23
37	18282437	Salary	44,567.01	69,500.00
38	15137423	Salary	26,095.68	26,617.55
39	15365532	Salary	24,398.40	24,960.00
40	15238251	Salary	31,786.56	32,422.29
41	15227848	Salary	29,120.00	30,284.80
42	16070058	Salary	52,312.00	53,872.00
43	15163563	Salary	41,828.80	43,908.80
44	17737144	Salary	41,589.60	40,864.20
45	18707015	Salary	23,608.00	23,920.00
46	15053430	Salary	46,733.40	47,238.02
47	17299073	Salary	29,140.80	29,993.60
48	14906761	Salary	30,866.55	33,113.34
49	16104566	Salary	103,695.70	106,547.38
50	15440273	Salary	45,000.00	46,000.00
51	15126847	Salary	62,592.00	63,840.00
52	15634851	Salary	29,016.00	30,576.00
53	15232681	Salary	28,579.20	42,078.40
54	15646954	Salary	49,500.00	(1)
55	15827200	Salary	45,240.00	(1)
56	16156296	Salary	76,272.00	(1)
57	15131712	Salary	38,629.80	(1)
58	15476833	Salary	40,402.00	(1)
59	16144318	Salary	36,438.54	(1)
60	16160014	Salary	31,315.00	49,867.00
61	15753271	Salary	23,524.80	24,107.20
62	18791036	Salary	46,121.79	47,755.51
63	15172298	Salary	73,560	(2)
64	18521483	OPB	1,035.39	993.98

(1)	Salary source documentation was incomplete or not provided
(2)	No “salary eligibility requirement amount” was identified on the Retail Installment Sales Contract